SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 27, 2006
                                                        -----------------

                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                       000-161570               65-0008442
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(State of other Jurisdiction of     (Commission file no.)       (IRS employer
        incorporation)                                       identification no.)






      48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ              07446
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         (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (201-760-1030)
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.


Item 1.01.  Entry into a Material Definitive Agreement

         On February 27, 2006, Velocity Investments, LLC ("Velocity"), a wholly owned subsidiary of Velocity Asset Management, Inc. (the "Company"), entered into a First Amendment to the Loan and Security Agreement (the "Amended and Restated Loan Agreement") with Wells Fargo Foothill, Inc., a California corporation (the "Lender"), pursuant to which the Lender agreed to amend the Loan and Security Agreement dated January 27, 2005 (the "Original Loan Agreement"). The Original Loan Agreement provided for a three year $12,500,000 senior credit facility (the "Credit Facility") to finance the acquisition of individual pools of unsecured consumer receivables that are approved by the Lender under specific eligibility criteria. Pursuant to the Amended and Restated Loan Agreement, the Lender extended the Credit Facility until January 27, 2009 and agreed to increase the advance rate under the credit facility to 67.5% (up from 60%) of the purchase price of individual pools of unsecured consumer receivables that are approved by the Lender. The Lender also agreed to reduce the interest rate on the loan from 3.50% above the prime rate of Wells Fargo Bank, N.A. to 2.50% above such prime rate. In addition, the amortization schedule for each portfolio has been extended from twenty-four to thirty months. The Lender also agreed to reduce the Personal Guarantees (hereinafter defined) from $1,000,000 to $500,000.

         The following agreements were also entered into with the Lender in connection with the Original Loan Agreement (each of which remains in full force and effect with the original terms): - a Continuing Guaranty (the "Guaranty"), under which the Company provided a secure guaranty of Velocity's obligations under the Original Loan Agreement; a Security and Pledge Agreement (the "Pledge Agreement"), by and among the Company and the Lender, under which the Company pledged all of its assets to secure the Credit Facility; and a Subordination Agreement (the "Subordination Agreement"), by and among the Company, the Lender and Velocity, under which the Company agreed to subordinate certain sums of the intercompany payable due and owing from Velocity to the payments owed under the Credit Facility.

         The details of the Amended and Restated Loan Agreement and the related agreements, including all information required by Item 1.01 of this Current Report on Form 8-K (this "Report"), are set forth in Item 2.03. "Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement" below, the contents of which are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

         The following is a summary of the Amended and Restated Loan Agreement, the Guaranty, the Pledge Agreement and the Subordination Agreement and is qualified in its entirety by reference to the Amended and Restated Loan Agreement and the related agreements that are filed as exhibits to this Report.

         Pursuant to the Amended and Restated Loan Agreement, the Lender has agreed to advance to Velocity up to $12,500,000 to be used to finance up to 67.5% (increased from 60%) of the purchase price of individual pools of unsecured consumer receivables that are approved by the Lender under specific eligibility criteria set forth in the Amended and Restated Loan Agreement. The interest rate on the loan is 2.5% (reduced from 3.5%) above the prime rate of Wells Fargo Bank, N.A. The maturity date of the facility is January 27, 2009 (extended from January 27, 2008).

         Use of the Credit Facility is subject to Velocity undertaking certain restrictive covenants under the Amended and Restated Loan Agreement including but not limited to: a restriction on incurring additional indebtedness or liens; a change of control of Velocity; a restriction on entering into transactions with affiliates outside the course of Velocity's ordinary business; and a restriction on making payments to the Company in compliance with the Subordination Agreement. In addition, Velocity has agreed to maintain certain ratios with respect to outstanding advances on the Credit Facility against the estimated remaining return value on Lender financed portfolios, and, until Velocity's member's equity equals or exceeds $3,250,000, Velocity has agreed to maintain at least $3,250,000 in member's equity and subordinated debt. The Company has also agreed to maintain at least $6,000,000 in stockholder's equity and subordinated debt for the duration of the facility.

         Pursuant to the Guaranty, the Company irrevocably and unconditionally guaranteed Velocity's obligations under the Original Loan Agreement. Three of the Company's executive officers, John C. Kleinert, W. Peter Ragan, Sr. and W. Peter Ragan, Jr., also provided joint and several limited guarantees of Velocity's obligations under the Original Loan Agreement (the "Personal Guarantees"). In connection with the Amended and Restated Loan Agreement, the Personal Guarantees were reduced from $1,000,000 to $500,000. Under the Pledge Agreement, the Company pledged all of the Company's assets, including but not limited to all of the Company's stock ownership of J. Holder, Inc. and all the Company's membership interests in Velocity and VOM, LLC. Under the Subordination Agreement, all sums owing to the Company by Velocity as an intercompany payable for advances or loans made or property transferred to Velocity is subordinated to the Credit Facility to the extent that such sums, when added to Velocity's membership interest in the parent does not exceed $3,250,000.


Item 8.01.  Other Events

         On February 27, 2005, the Company issued a press release (the "Press Release") entitled "Velocity Investments Amends and Extends Its $12,500,000 Senior Credit Facility With Wells Fargo Foothill, Inc." relating to the Amended and Restated Loan Agreement described in Items 1.01 and 2.03 of this Report. The Press Release, which is filed herewith as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  Number            Description
                  ------            -----------
                  4.1*              Loan and Security Agreement, dated as of
                                    January 27, 2005, by and between Velocity
                                    Investments, LLC and Wells Fargo Foothill,
                                    Inc.

                  4.2* General Continuing Guaranty, dated January 27, 2005, executed by Velocity Asset Management, Inc. in favor of Wells Fargo Foothill, Inc.

                  4.3* Security and Pledge Agreement, dated as of January 27, 2005, by and between Velocity Asset Management, Inc. and Wells Fargo Foothill, Inc.

                  4.4* Subordination Agreement, dated as of January 27, 2005, by and between Velocity Asset Management, Inc., Velocity Investments, LLC and Wells Fargo Foothill, Inc.

                  4.5 First Amendment to the Loan and Security Agreement, dated as of February 27, 2006, by and between Velocity Investments, LLC and Wells Fargo Foothill, Inc.

                  99.1 Press release of Velocity Asset Management, Inc. dated February 28, 2006

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     *    incorporated by reference to the Company's Current Report on Form 8-K filed with the Commission on January 27, 2005

                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 27, 2006


                                              VELOCITY ASSET MANAGEMENT, INC.



                                              /s/ JOHN C. KLEINERT
                                              ----------------------------------
                                              John C. Kleinert
                                              Chief Executive Officer